Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

dated as of August 26, 2016

to

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 28, 2015

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of August 26, 2016 by and among Aceto Corporation (the “Borrower”), Aceto Agricultural Chemicals Corporation, Rising Pharmaceuticals, Inc. and Pack Pharmaceuticals, LLC (collectively with the Borrower, the “Loan Parties”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of October 28, 2015 by and among the Loan Parties, the Lenders, the Syndication Agent and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;

WHEREAS, the Loan Parties, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.           Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)          The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (d) thereof to read as “(d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action”.

(c)          Section 2.20 of the Credit Agreement is amended to add the words “or a Bail-In Action” immediately after the words “a Bankruptcy Event” appearing therein.

(d)          Article III of the Credit Agreement is amended to add a new Section 3.22 thereto immediately at the end thereof as follows:

“SECTION 3.22. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.”

(e)          Section 6.14 of the Credit Agreement is amended to restate the first proviso appearing therein in its entirety as follows:

“provided (a) if (i) no Default or Event of Default has occurred and is continuing or would arise after giving effect (including giving effect on a pro forma basis) thereto, and (ii) at the time of and immediately after giving effect (including giving effect on a pro forma basis) thereto the Borrower is in compliance with the financial covenants set forth in Section 6.12(a), (b) and (c), the Borrower may make quarterly dividends and distributions to its shareholders which have been approved by the Board of Directors of the Borrower, consistent with past practices of the Borrower prior to the Effective Date, (b) if (i) no Default or Event of Default has occurred and is continuing or would arise after giving effect (including giving effect on a pro forma basis) thereto, (ii) at the time of and immediately after giving effect (including giving effect on a pro forma basis) thereto (A) the Borrower is in compliance with the financial covenants set forth in Sections 6.12(a), (b) and (c) and (B) (I) the Total Net Leverage Ratio is less than or equal to a ratio equal to (x) the numerator of the maximum Total Net Leverage Ratio permitted under Section 6.12(a) at such time minus 0.25 to (y) 1.00, and (II) the Senior Secured Net Leverage Ratio is less than or equal to a ratio equal to (x) the numerator of the maximum Senior Secured Net Leverage Ratio permitted under Section 6.12(b) at such time minus 0.25 to (y) 1.00, the Borrower may make repurchases of its capital stock, (c) any wholly-owned Domestic Subsidiary of the Borrower may make dividends or distributions to its shareholders or members, and (d) any Foreign Subsidiary at least 70% of the outstanding Equity Interests of which is owned by the Borrower and/or its Subsidiaries may make dividends or distributions to its shareholders or members”

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(f)          Article IX of the Credit Agreement is amended to add a new Section 9.20 thereto immediately at the end thereof as follows:

“SECTION 9.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)          the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)          the effects of any Bail-In Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)         a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)        the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

2.           Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)          The Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders, the Issuing Banks, the Swingline Lender and the Administrative Agent.

(b)          The Administrative Agent shall have received for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to $5,000.

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(c)          The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and out-of-pocket expenses (including, to the extent invoiced, reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the Loan Documents and required to be paid pursuant to the Credit Agreement.

3.           Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a)          This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, moratorium, insolvency and similar laws affecting creditors’ rights generally or by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

(b)          As of the date hereof and after giving effect to the terms of this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Loan Documents, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) with the same effect as though made on and as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date) and (ii) no Default or Event of Default has occurred and is continuing.

4.           Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)          Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect.

(c)          Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)          This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.           Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned Loan Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Security Agreement, the Pledge Agreement and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Security Agreement, the Pledge Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

6.           Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York.

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7.           Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.           Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

ACETO CORPORATION,
as the Borrower

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Chief Financial Officer/Senior VP

ACETO AGRICULTURAL CHEMICALS CORPORATION,
as a Loan Party

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President

RISING PHARMACEUTICALS, INC.,
as a Loan Party

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President

PACK PHARMACEUTICALS, LLC,
as a Loan Party

By:	/s/ Douglas A. Roth
Name:	Douglas A. Roth
Title:	Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 28, 2015

Aceto Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/s/ Anthony Abbate
Name:	Anthony Abbate
Title:	Authorized Officer

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 28, 2015

Aceto Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender and as an Issuing Bank

By:	/s/ Michael Zick
Name:	Michael Zick
Title:	Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 28, 2015

Aceto Corporation

CITIBANK, N.A.,
as a Lender

By:	/s/ Stuart N. Berman
Name:	Stuart N. Berman
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 28, 2015

Aceto Corporation

CAPITAL ONE NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Paul Darrigo
Name:	Paul Darrigo
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Amended and Restated Credit Agreement dated as of October 28, 2015

Aceto Corporation